The Advisors’ Inner Circle Fund III

Fiera Capital Diversified Alternatives Fund

Investor Class Shares: FCARX

Institutional Class Shares: FCAIX

Summary Prospectus	March 1, 2018

Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at https://us.fieracapital.com/investment-strategies/alternatives/liquid-alternatives/altsfund/. You can also get this information at no cost by calling 1-844-755-3863, by sending an e-mail request to fieracapital@seic.com, or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus and statement of additional information, both dated March 1, 2018, as they may be amended from time to time, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Investment Objective

The Fiera Capital Diversified Alternatives Fund (the “Fund”) seeks to generate consistent returns relative to risk and maintain low correlation to equity and bond markets.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Investor Class Shares		Institutional Class Shares
Management Fees		1.75%		1.75%
Distribution (12b-1) Fees		0.25%		None
Other Expenses		2.28%		2.30%
Dividend and Interest Expenses on Securities Sold Short	1.12%		1.12%
Shareholder Servicing Fees	0.09%		None
Other Operating Expenses	1.07%		1.18%
Total Annual Fund Operating Expenses		4.28%		4.05%
Less Fee Reductions and/or Expense Reimbursements[1]		(0.32)%		(0.43)%
Total Annual Fund Operating Expenses after Fee Reductions and/or Expense Reimbursements		3.96%		3.62%

[1]

Fiera Capital Inc. (the “Adviser”) has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses after Fee Reductions and/or Expense Reimbursements (excluding any class-specific expenses, Dividend and Interest Expenses on Securities Sold Short, interest, taxes, brokerage commissions, acquired fund fees and expenses, and non-routine expenses (collectively, “excluded expenses”)) from exceeding 2.50% with respect to Investor Class shares and Institutional Class shares of the Fund’s average daily net assets until February 28, 2019 (the “Expense Limitation”). The Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the Expense Limitation to recoup all or a portion of its prior fee reductions or expense reimbursements made during the three-year period preceding the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the Expense Limitation (i) at the time of the fee reduction and/or expense reimbursement and (ii) at the time of the recoupment. This agreement may be terminated: (i) by the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund III (the “Trust”) for any reason at any time, or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2019.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class Shares	$398	$1,269	$2,153	$4,419
Institutional Class Shares	$364	$1,193	$2,038	$4,222

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 548% of the average value of its portfolio.

Principal Investment Strategies

In pursuing the Fund’s investment objective, the Adviser employs a “multi-manager” approach, whereby it selects sub-advisers (“Sub-Advisers”) to manage portions of the Fund’s assets pursuant to various alternative investment strategies. Fund assets not allocated to Sub-Advisers are managed directly by the Adviser pursuant to alternative investment strategies, including through investments in unregistered (i.e., hedge) funds. When allocating assets among strategies and Sub-Advisers, the Adviser generally uses a proprietary “risk budgeting” process that assigns a risk allocation to each strategy and Sub-Adviser based on, among other things, the volatilities and price relationships of each strategy’s or Sub-Adviser’s holdings relative to other strategies or Sub-Advisers. The Adviser may reallocate Fund assets when a strategy’s or Sub-Adviser’s risk allocation varies from its target.

The principal strategies that may be employed by the Fund include:

●

Global Macro: Global macro strategies may be long, short or neutral and seek to profit from movements in broad asset classes. Global macro strategies may utilize a fundamental approach (i.e., base investment decisions on an assessment of the valuation factors that drive asset class pricing), a “CTA” or technical approach (i.e., base investment decisions on a statistical analysis of past price and volume patterns), or a combination of both. The asset class universe traded for such strategies is typically within highly liquid and marketable securities.

●

Relative Value: Relative value strategies seek to profit from price differences between related assets. These strategies may have limited market exposure, or may be market neutral with respect to overall positioning. Relative value strategies may utilize a fundamental approach (i.e., based upon a qualitative assessment of value between assets or securities), a quantitative approach (e.g., systematically-driven equity market neutral strategies), or a combination of both.

●

Equity Trading: Equity-based strategies encompass a wide range of investment programs, and may include long-biased (strategies that are expected to have a consistent level of long market exposure over time), long/short (strategies that seek to profit from both increases and decreases in security prices), event driven (strategies which seek to take advantage of corporate events such as mergers, restructurings, spin-offs and others), sector-specialist (strategies which specialize in certain market sectors such as technology, financials, biotech, and others), and other strategies which seek to trade price discrepancies in stocks based upon their perceived value based on fundamental, technical, or other factors. Strategies may trade stocks globally, including within the emerging markets.

●

Tactical Trading: Tactical trading strategies seek to profit from trade opportunities that are not captured by the above categories. These strategies have market exposure that may vary among long, short and neutral (strategies that take long and short positions in order to hedge certain market risks). The investment approach is opportunistic and may utilize a variety of fundamental and quantitative inputs to make trading decisions, including the analysis of investor flows and behavior. Potential sources of return may be rooted in investor behavioral biases, mispricings inherent in market microstructure, and risk premia from factors such as growth, inflation, liquidity and tail risk.

The Fund principally invests in common stocks of domestic and foreign issuers of any market capitalization, investment grade fixed income securities of any maturity or duration, futures contracts, foreign exchange futures, and commodity-linked derivatives. The Fund may invest in derivatives to generate positive returns, for hedging or risk management purposes, to limit volatility and to provide exposure to an instrument without directly purchasing it. The Fund also may engage in short sales.

As of the date of this Prospectus, the Fund’s assets were allocated as follows:

Investment Adviser	Investment Strategy
Fiera Capital Inc.	Relative Value Tactical Trading
Acadian Asset Management LLC	Equity Trading (Long/Short)
Karya Capital Management LP	Global Macro (Discretionary)
Mizuho Alternative Investments, LLC	Global Macro (Systematic) Tactical Trading

Up to 10% of the Fund’s assets may be invested in unregistered (i.e., hedge) funds. Due to its investment strategy, the Fund may buy and sell securities frequently.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Asset Allocation Risk — The Fund is subject to asset allocation risk, which is the risk that the Adviser’s allocation of the Fund’s assets among strategies and Sub-Advisers will cause the Fund to underperform other funds with a similar investment objective and/or underperform the markets in which the Fund invests.

Commodity-Linked Derivatives Risk — Investments in commodity-linked derivatives may be more volatile and less liquid than direct investments in the underlying commodities themselves. Commodity-related derivative returns can also be affected by the issuer’s financial structure or the performance of unrelated businesses. In addition, investments in commodity-linked derivatives may be subject to greater volatility than non-derivative based investments. A highly liquid secondary market may not exist for certain commodity-linked derivatives, and there can be no assurance that one will develop.

Common Stock Risk — The prices of common stock may fall over short or extended periods of time. Common stock generally is subordinate to preferred stock and debt upon the liquidation or bankruptcy of the issuing company.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Currency Risk — As a result of the Fund’s investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

Derivatives Risk — The Fund’s use of futures contracts for all purposes, including speculative purposes, is subject to market risk, leverage risk, correlation risk and liquidity risk. In addition, the Fund’s use of derivatives for hedging purposes is subject to hedging risk. Market risk and leverage risk are described below. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to accept a lower price to sell a derivative, sell other assets to raise cash, or give up an investment opportunity, any of which could have a negative effect on Fund management or performance. Hedging risk is the risk that derivative instruments used for hedging purposes may also limit any potential gain that may result from the increase in value of the hedged asset. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

Fixed Income Market Risk — The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are at, or near, historic lows.

Foreign Exposure/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Leverage Risk — The use of leverage can amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Market Risk — The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably.

Multi-Manager Risk — The Adviser may be unable to identify and retain Sub-Advisers who achieve superior investment records relative to other similar investments or effectively allocate the Fund’s assets among Sub-Advisers to enhance the return that would typically be expected of any one management style. While the Adviser monitors the investments of each Sub-Adviser and monitors the overall management of the Fund, each Sub-Adviser makes investment decisions for the assets it manages independently from one another. It is possible that the investment styles used by a Sub-Adviser in an asset class or investment strategy will not always be complementary to those used by others, which could adversely affect the performance of the Fund. A multi-manager fund may, under certain circumstances, incur trading costs that might not occur in a fund that is served by a single adviser.

Portfolio Turnover Risk — The Fund is subject to portfolio turnover risk since it may buy and sell investments frequently. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short term gains) realized by the Fund. Shareholders may pay tax on such capital gains.

Short Sales Risk — A short sale involves the sale of a security that the Fund does not own in the expectation of purchasing the same security (or a security exchangeable therefore) at a later date at a lower price. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position)

at a time when the security has appreciated in value, thus resulting in a loss to the Fund. Investment in short sales may also cause the Fund to incur expenses related to borrowing securities. Reinvesting proceeds received from short selling may create leverage which can amplify the effects of market volatility on the Fund and, therefore, the Fund’s share prices. Theoretically, uncovered short sales have the potential to expose the Fund to unlimited losses.

Small and Medium Capitalization Company Risk — The risk that small and medium capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter or listed on an exchange.

Tax Risk — Income from certain commodity-linked derivative instruments that the Fund may invest in may not be considered qualifying income for purposes of the qualifying income test that must be met by the Fund in order to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund will seek to restrict its income from direct investments in commodity-linked derivative instruments that do not generate qualifying income to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income) to comply with certain qualifying income tests necessary for the Fund to qualify as a RIC under the Code. However, there is no guarantee that the Fund will be successful in this regard. If the Fund fails to qualify as a RIC and to avail itself of certain relief provisions, it would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions would generally be taxable as dividends. Please see the Fund’s Statement of Additional Information (the “SAI”) for a more detailed discussion, including the availability of certain relief provisions for certain failures by the Fund to qualify as a RIC. The tax treatment of certain commodity-linked derivative instruments may be affected by future regulatory or legislative changes that could affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions.

Unregistered Fund Risk — Unlike the Fund, unregistered funds are not subject to the investor protections provided under the Investment

Company Act of 1940, as amended (the “1940 Act”). Accordingly, (i) the relationship between the unregistered fund and its adviser will not be regulated by the 1940 Act; (ii) unregistered funds are not required to have a majority of disinterested directors; (iii) unregistered funds are not subject to the various custody and safekeeping provisions under the 1940 Act designed to protect fund assets; and (iv) unregistered funds are not subject to the various investment limitations under the 1940 Act. The Fund’s performance is subject to the risks associated with the securities and other investments held by an unregistered fund in which the Fund may invest. The ability of the Fund to achieve its investment objective may depend upon the ability of an unregistered fund to achieve its investment objectives. When the Fund invests in an unregistered fund, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the unregistered fund’s expenses.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund’s Institutional Class shares’ performance from year to year and by showing how the Fund’s average annual total returns for 1 year and since inception compare with those of a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund’s website at https://us.fieracapital.com/investment-strategies/alternatives/liquid-alternatives/altsfund/ or by calling the Fund at 1-844-755-3863.

BEST QUARTER	WORST QUARTER
7.93%	(7.17)%
(03/31/2015)	(06/30/2015)

Average Annual Total Returns for Periods Ended December 31, 2017

This table compares the Fund’s average annual total returns for the periods ended December 31, 2017 to those of appropriate broad-based indices.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for Institutional Class shares only. After-tax returns for Investor Class shares will vary.

Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.

Fiera Capital Diversified Alternatives Fund	1 Year	Since Inception (07/25/14)
Fund Returns Before Taxes
Institutional Class Shares	(0.42)%	0.46%
Investor Class Shares	(0.63)%	0.22%
Fund Returns After Taxes on Distributions
Institutional Class Shares	(0.42)%	(0.20)%
Fund Returns After Taxes on Distributions and Sale of Fund Shares
Institutional Class Shares	(0.24)%	0.08%
BofA Merrill Lynch US 3-Month Treasury Bill Index (reflects no deduction for fees, expenses, or taxes)	0.86%	0.36%
HFRX Global Hedge Fund Index (reflects no deduction for fees, expenses, or taxes)	5.99%	0.70%
MSCI World Index (reflects no deduction for fees, expenses, or taxes)	22.40%	7.56%

Investment Adviser and Portfolio Managers

Fiera Capital Inc.

Geoffrey B. Doyle, Senior Vice President, Director of Research, Alternative Strategies of the Adviser, has managed the Fund since its inception in 2014.

Mark A. Jurish, Executive Vice President, Head of Hedge Fund Investing and Seeding Strategies of the Adviser, has managed the Fund since its inception in 2014.

Investment Sub-Advisers and Portfolio Managers

Acadian Asset Management LLC (“Acadian”)

Alexandre Voitenok, SVP and Director of Long/Short Strategies of Acadian, has managed the portion of the assets of the Fund allocated to Acadian since 2016.

Karya Capital Management LP (“Karya”)

Dr. Rajiv Sobti, Managing Partner and Chief Investment Officer, has managed the portion of the assets of the Fund allocated to Karya since the Fund’s inception in 2014.

Mizuho Alternative Investments, LLC (“MAI”)

Kazuhiro Shimbo, Chief Investment Officer, has managed the portion of the assets of the Fund allocated to MAI since the Fund’s inception in 2014.

Purchase and Sale of Fund Shares

To purchase Investor Class shares or Institutional Class shares of the Fund for the first time, you must invest at least $2,000 or $10,000, respectively. The Fund may accept investments of smaller amounts in its sole discretion. There is no minimum subsequent investment amount for either Investor Class shares or Institutional Class shares.

If you own your shares directly, you may redeem your shares on any day that the New York Stock Exchange (the “NYSE”) is open for business by contacting the Fund directly by mail at: Fiera Capital Diversified Alternatives Fund, c/o DST Systems, Inc., P.O. Box 219009, Kansas City, MO 64121-9009 or by Express Mail to Fiera Capital Diversified Alternatives Fund, c/o DST Systems, Inc., 430 W 7th Street, Kansas City, MO 64105 or telephone at 1-844-755-3863.

If you own your shares through an account with a broker or other financial intermediary, contact that broker or intermediary to redeem your shares. Your broker or financial intermediary may charge a fee for its services in addition to the fees charged by the Fund.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or IRA, in which case your distribution will be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

RLL-SM-001-0600